UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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American Rebel Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

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AMERICAN REBEL HOLDINGS, INC.

909 18th Avenue South, Suite A

Nashville, Tennessee 37212

INFORMATION STATEMENT IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

Dear American Rebel Holdings, Inc. Stockholder:

The purpose of this letter and the enclosed Information Statement is to inform you that stockholders holding shares of Series A Convertible Preferred Stock (the “Series A Preferred”) and shares of Common Stock, representing in excess of a majority of the outstanding shares of Common Stock of American Rebel Holdings, Inc. (“American Rebel”) have executed a written consent (the “Written Consent”) in lieu of a special or annual meeting to effectuate the following (the “Actions”):

1.	To elect a new board of directors for American Rebel to hold office until the next annual stockholder’s meeting, (the current nominees are Charles A. Ross, Jr., Corey Lambrecht, Doug Grau, Michael Dean Smith and Ken Yonika);

2.	To approve, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Listing Rule 5635(d)”), the sale in a private placement of units to Armistice Capital Master Fund Ltd. (“Armistice”) comprised of (i) 509,311 shares (the “Common Shares”) of the Company’s Common Stock, (ii) prefunded warrants (the “Prefunded Warrants”) that are exercisable into 11,202,401 shares of Common Stock (the “Prefunded Warrant Shares”) and (iii) warrants (the “Warrants”) to initially acquire up to 23,423,424 shares of Common Stock (the “Warrant Shares”) (the “Private Placement”);

3.	To (i) authorize up to a 1-for-25 reverse stock split of American Rebel’s Common Stock (the “Reverse Stock Split”), (ii) in connection therewith, approve an amendment to American Rebel’s Articles of Incorporation to effectuate the Reverse Stock Split, and (iii) authorize any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of American Rebel stockholders, at any time within 12 months of the approval of this Action; and

4.	To reaffirm the appointment of BF Borgers CPA, PC as American Rebel’s independent auditors for the next year.

The required consent of at least a majority of the votes allocated to our voting shares was given for each of the actions listed above.

The Board believes it would not be in the best interests of our company and our stockholders to incur the costs of holding a special meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the Board has determined not to call a special meeting of stockholders to authorize these actions.

A copy of the form of amendment to the Articles of Incorporation to effectuate the Reverse Stock Split is attached hereto as Appendix A.

Pursuant to Rule 14c-2 of the Exchange Act, the Actions will become effective on or after January 5, 2023, which is 20 calendar days following the date American Rebel first mailed the Information Statement to its stockholders.

The accompanying Information Statement is being furnished to American Rebel stockholders for informational purposes only, pursuant to Section 14(c) of the Exchange Act and the rules and regulations prescribed thereunder. As described in this Information Statement, the Actions have been approved by stockholders representing more than a majority of the voting power of American Rebel outstanding Common Stock. American Rebel is not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the Information Statement in its entirety for a description of the Actions approved by certain stockholders holding more than a majority of the voting power of American Rebel’s outstanding Common Stock.

The Information Statement is being mailed on or about December 16, 2022 to stockholders of record as of December 9, 2022.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Yours truly,

/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chairman
Nashville, Tennessee
December 14, 2022

AMERICAN REBEL HOLDINGS, INC.

909 18th Avenue South, Suite A

Nashville, Tennessee 37212

INFORMATION STATEMENT

(Dated December 14, 2022)

NO VOTE OR OTHER ACTION OF AMERICAN REBEL’S STOCKHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT.

AMERICAN REBEL IS NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND AMERICAN REBEL A PROXY.

American Rebel Holdings, Inc., a Nevada corporation (“American Rebel”) is furnishing this information statement (the “Information Statement”) to its stockholders in full satisfaction of any notice requirements American Rebel may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nevada law (the “NRS”). No additional action will be undertaken by American Rebel with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the NRS, are afforded to American Rebel’s stockholders as a result of the adoption of the actions contemplated herein.

The Information Statement is being mailed on or about December 16, 2022 to the holders of record at the close of business on December 9, 2022 (the “Record Date”), of the Common Stock of American Rebel in connection with actions approved by written consent (the “Written Consent”) in lieu of an annual meeting to effectuate the following (the “Actions”):

●	To elect a new board of directors for American Rebel to hold office until the next annual stockholder’s meeting, (the current nominees are Charles A. Ross, Jr., Corey Lambrecht, Doug Grau, Michael Dean Smith and Ken Yonika);

●	To approve, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Listing Rule 5635(d)”), the sale in a private placement of units to Armistice Capital Master Fund Ltd. (“Armistice”) comprised of (i) 509,311 shares (the “Common Shares”) of the Company’s Common Stock, (ii) prefunded warrants (the “Prefunded Warrants”) that are exercisable into 11,202,401 shares of Common Stock (the “Prefunded Warrant Shares”) and (iii) warrants (the “Warrants”) to initially acquire up to 23,423,424 shares of Common Stock (the “Warrant Shares”) (the “Private Placement”);

●	To (i) authorize up to a 1-for-25 reverse stock split of American Rebel’s Common Stock (the “Reverse Stock Split”), (ii) in connection therewith, approve an amendment to American Rebel’s Articles of Incorporation to effectuate the Reverse Stock Split, and (iii) authorize any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of American Rebel stockholders, at any time within 12 months of the approval of this Action; and

●	To reaffirm the appointment of BF Borgers CPA, PC as American Rebel’s independent auditors for the next year.

This Information Statement is being mailed on or about December 16, 2022 to American Rebel’s stockholders of record as of the Record Date.

The entire cost of furnishing this Information Statement will be borne by American Rebel. American Rebel will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of its Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

The corporate offices of American Rebel are located at 909 18th Avenue South, Suite A, Nashville, Tennessee 37212 and American Rebel’s telephone number is (833) 267-3235.

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Except as otherwise described herein, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Actions, which is not shared by all other holders of American Rebel’s Common Stock.

Once American Rebel’s board of directors (the “Board”) decides to implement the Reverse Stock Split, it would become effective on the date of filing of a Certificate of Amendment to American Rebel’s Articles of Incorporation with the office of the Secretary of State of the State of Nevada. Additionally, the Certificate of Amendment may not be filed until at least 20 calendar days after the mailing of this Information Statement.

The Second Amended Articles will be effective when filed with the Nevada Secretary of State. American Rebel will not make such filing until on or after January 5, 2023, a date that is 20 calendar days after this Information Statement is first sent to its stockholders.

Under the NRS, American Rebel stockholders are not entitled to dissenters’ rights with respect to the Actions.

No security holders have transmitted any proposals to be acted upon by American Rebel.

VOTE REQUIRED AND INFORMATION ON VOTING STOCKHOLDERS

American Rebel is not seeking consents, authorizations or proxies from you.

As of the date of the Written Consent, American Rebel had 16,930,517 shares of Common Stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. On November 28, 2021, the following consenting Voting Stockholders owning a total of 325,645 shares of Common Stock and 100,000 shares of Series A Preferred, whereby each share is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred on all matters presented to the stockholders of American Rebel for stockholder vote, thereby allowing such Common Stock and Series A Preferred to cast votes totaling 100,325,645 shares of Common Stock, delivered the executed Written Consent authorizing the Actions described herein. The consenting Voting Stockholders’ names, affiliation with American Rebel and holdings are as follows:

Name	Affiliation with American Rebel	Number of Voting Shares		% of Total Voting Shares(3)
Charles A. Ross, Jr.	Director, CEO, Treasurer	50,176,916	(1)	42.91%
Doug Grau	Director, President	50,148,729	(2)	42.89%
Total		100,325,645		85.80%

(1)	Includes 50,000 shares of Series A Preferred with equivalent of 50,000,000 shares of Common Stock voting power and 176,916 shares of Common Stock beneficially owned by Mr. Ross.

(2)	Includes 50,000 shares of Series A Preferred with equivalent of 50,000,000 shares of Common Stock voting power and 148,729 shares of Common Stock beneficially owned by Mr. Grau.

(3)	Percentage is based upon 16,930,517 shares of Common Stock issued and outstanding and adjusted by the 100,000,000 votes attributable to the Series A Preferred, for a total of 116,930,517 total voting shares. Figures are rounded to the nearest hundredth of a percent.

Pursuant to American Rebel’s existing Bylaws and the NRS, the holders of the issued and outstanding shares of Common Stock, or Preferred Stock voting rights, representing a majority of voting power may approve and authorize the Actions by written consent as if such Actions were undertaken at a duly called and held meeting of stockholders. In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Actions, and in order to effectuate the Actions as early as possible, the Board elected to utilize, and did in fact obtain, the Written Consent of the Voting Stockholders. The Written Consent satisfies the stockholder approval requirement for the Actions. Accordingly, under the NRS and the Bylaws, no other approval by the Board or stockholders of American Rebel is required in order to effectuate the Actions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of American Rebel’s Common Stock owned beneficially as of November 28, 2022, or exercisable within the next 60 days thereafter, by: (i) American Rebel’s directors; (ii) American Rebel’s named executive officers; and (iii) each person or group known by American Rebel to beneficially own more than 5% of American Rebel’s outstanding shares of Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Outstanding(2)
Named Executive Officers:
Charles A. Ross, Jr., CEO, principal executive officer, Chairman, and treasurer(3)	176,916	1.04%

Doug Grau, President, interim principal financial officer and interim principal accounting officer, and a Director(3)	148,729	0.88%

Ronald A. Smith, COO(4)	218,125	1.29%

Directors:
Corey Lambrecht, Lead Director	12,500	* %

Michael Dean Smith, Director	0	* %

Kenneth Yonika, Director	2,500	* %

Officers and Directors as a group (7 Persons)	558,770	3.30%

* Less than 0.01%.

(1)	Unless otherwise noted above, the address of the persons and entities listed in the table is c/o American Rebel Holdings, Inc., 909 18th Avenue South, Suite A, Nashville, Tennessee 37212.

(2)	Percentage is based upon 16,930,517 shares of Common Stock issued and outstanding and adjusted as needed for derivative securities held by such stockholder. Figures are rounded to the nearest hundredth of a percent.

(3)	Does not include 50,000 shares of Series A Preferred, whereby each share is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred on all matters presented to the stockholders of American Rebel for stockholder vote.

(4)	Includes 25,000 five-year warrants to purchase shares of Common Stock at $8.00 per share.

ACTION 1. ELECTION OF DIRECTORS

In accordance with the Written Consent, stockholders holding the Series A Preferred stock and shares of common stock, representing more than a majority of American Rebel’s outstanding shares of common stock, voted to elect Charles A. Ross, Jr., Corey Lambrecht, Doug Grau, Michael Dean Smith and Ken Yonika as board members.

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Directors and Executive Officers

The following table sets forth certain information regarding the executive officers and directors of American Rebel Holdings, Inc. as of December 31, 2021, and newly nominated director after year-end.

All directors of the Company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. Officers of the Company are appointed by our Board and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Positions Held with the Company	Age	Date First Elected or Appointed
Executive Officers
Charles A. Ross, Jr.	CEO, principal executive officer, secretary, and treasurer	56	June 9, 2016

Doug E. Grau	President, interim principal financial officer and interim principal accounting officer, and Director	59	February 12, 2020

Ronald A. Smith	Chief Operating Officer	62	April 9, 2021

John Garrison(1)	Former Chief Financial Officer	70	February 8, 2022

Non-Employee Directors
Corey Lambrecht	Lead Director	53	February 12, 2020

Michael Dean Smith	Director	53	February 8, 2022

Ken Yonika	Director	60	February 8, 2022

(1)	Mr. Garrison passed away on July 30, 2022.

Executive Officers

Charles A. Ross, Jr., CEO

Mr. Ross is currently the Company’s CEO and a Director. He has held these positions since June 20, 2016. He is responsible for all duties required of a corporate officer and the development of the business. From December 15, 2014 through April 9, 2021, Mr. Ross served as the sole officer and director of American Rebel, Inc. He now serves as Secretary/Treasurer and a director. American Rebel, Inc. has developed a product line of concealed carry products that officially launch at the 2017 NRA Convention April 27 – 30 in Atlanta, GA. Prior to founding American Rebel, Inc. Mr. Ross founded many companies including Digital Ally, Inc. (NASDAQ: DGLY), which he established in 2004. In addition to his entrepreneurial accomplishments, Mr. Ross served as host for ten years of his own television show, Maximum Archery, where he bowhunted all over the world including traditional hunts and some of the world’s most dangerous game. Maximum Archery evolved into American Rebel, which featured Mr. Ross’s music, patriotism, his support of the 2nd Amendment and celebrated the “American Rebel Spirit” in all of us. Mr. Ross has released three CDs and his song “American Rebel” has become the theme song for American Rebel.

Doug E. Grau, President

Mr. Grau is currently our president and a director. He also serves as a director of American Rebel, Inc., our wholly-owned operating subsidiary. Mr. Grau has produced CEO Andy Ross’s three CDs and has worked with Andy in various capacities for thirteen years. Mr. Grau worked as an executive at Warner Bros. Records in Nashville for fifteen years, developing the talents of Travis Tritt, Little Texas, David Ball, Jeff Foxworthy, Bill Engvall, Larry the Cable Guy, Ron White, and others. Mr. Grau graduated from Belmont University in Nashville, TN in 1985 with a Bachelor’s degree in Business Administration.

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Ronald A. Smith, COO

Mr. Smith was appointed as Chief Operating Officer and chairman on April 9, 2021. He also serves as CEO/President and a director of American Rebel, Inc., our wholly-owned operating subsidiary. Ronald Smith brings nearly 40 years of experience in company management to his position as CEO of American Rebel. For more than 23 years, he was the Owner/President of LADS Pet Supplies, a premium pet supplies wholesale distributor in the northeastern US that his parents founded in 1963. His role consisted of overseeing all facets of the business including sales and marketing, warehouse operations and shipping, and accounting and finance. Ronald provided a vision for growth and development of the business in a competitive, rapidly growing marketplace. It was Ronald’s leadership that helped guide their team to successfully grow and develop many start-up products into brand leaders in their category and vastly expand the business his parents had founded. As a respected distributor in the industry, he was able to foster business relationships with hundreds of business partners, including Proctor & Gamble, Mars and Bayer. After his nearly 40 years of experiencing the industry evolve into one of the largest and fastest growing sectors, Ronald sold his business to a national distribution company and retired from the pet supplies industry. His passion is developing strong relationships with brands that fall in the independent retail channel and Ronald is excited to use his experience and passion to help build the American Rebel brand into a category leader in the independent channel.

John Garrison, Chief Financial Officer

Mr. Garrison was appointed as Chief Financial Officer in February 2022. Mr. Garrison passed away on July 30, 2022. Previously, Mr. Garrison provided accounting consulting services to the Company since 2016. From 2016 until his passing, Mr. Garrison was the sole owner of JC Garrison CPA, a business consulting firm. Mr. Garrison held a B.S. in business and accounting from Kansas State University.

Non-Employee Directors

Corey Lambrecht, Lead Director

Mr. Lambrecht is a 20+ year public company executive with broad experience in strategic acquisitions, corporate turnarounds, new business development, pioneering consumer products, corporate licensing, interactive technology services in addition to holding public company executive roles with responsibilities including day-to-day business operations, management, raising capital, board communication and investor relations. He is a Certified Director from the UCLA Anderson Graduate School of Management accredited Directors program. Since 2007 he has been a Director of CUI Global, Inc. (NASDAQ: CUI) and has served multiple terms on the Audit Committee and currently serves as the Compensation Committee Chairman. Mr. Lambrecht served on the Board of ORHub, Inc. (OTC: ORHB) from July 2016 through December 2019. On January 17, 2020, Mr. Lambrecht was appointed to serve as the Chief Financial Officer for Singlepoint Inc. (OTC: SING) and he previously served as a Board Member for Lifestyle Wireless, Inc. which, in 2012 merged into Singlepoint. In December 2011 he joined the Board of Guardian 8 Holdings, a leading non-lethal security product company, serving until early 2016. He most recently served as the President and Chief Operating Officer at Earth911 Inc., a subsidiary of Infinity Resources Holdings Company (OTC: IRHC) from January 2010 to July 2013.

Michael Dean Smith, Director

Mr. Smith has been an independent director since February 2022 and has, since 2017, been Vice President of Industrial Maintenance, Inc. From 1997-2017, Mr. Smith served in various positions with Payless Shoe Source. Mr. Smith holds B.S. in Business Administration and Accounting from the University of Kansas, and MBA from Washburn University.

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Ken Yonika, Director

Mr. Yonika has been an independent director since February 2022 and has served as Chief Executive Officer and President at Pacific Crest Equity Partners, Inc. since 2000. Mr. Yonika earned a B.B.A. from Western Connecticut State University in 1988 with a major in accounting and a minor in Finance.

CORPORATE GOVERNANCE

During the year ended December 31, 2021 we had only one independent director (Corey Lambrecht) and had only established minimal formal corporate governance policies. Concurrent with our February 2022 public offering, we made significant corporate governance changes, which are set forth below.

Director Independence

The board of directors has reviewed the independence of our directors based on the listing standards of the Nasdaq Capital Market. Based on this review, the board of directors has determined that each of Corey Lambrecht, Michael Dean Smith and Ken Yonika are independent within the meaning of the Nasdaq Capital Market rules. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence. As required under applicable Nasdaq Capital Market rules, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our Board has established the following three standing committees: audit committee; compensation committee; and nominating and governance committee, or nominating committee. Our board of directors has adopted written charters for each of these committees. Copies of the charters will be available on our website. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

The following table identifies the independent and non-independent current Board and committee members through the date of this filing:

Name	Audit	Compensation	Nominating and Corporate Governance	Independent
Charles A. Ross, Jr.
Doug E. Grau
Corey Lambrecht	X	X	X	X
Michael Dean Smith	X	X	X	X
Ken Yonika	X	X	X	X

Audit Committee

Our board of directors established the audit committee for the purpose of overseeing the accounting and financial reporting process and audits of our financial statements. The audit committee is responsible for, among other matters:

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm the independence of its members from its management;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

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●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

●	coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures

●	establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

●	reviewing and approving related-person transactions.

Our audit committee consists of Corey Lambrecht, Michael Dean Smith and Ken Yonika. Ken Yonika serves as the chairman. Our board of directors has affirmatively determined that each of Corey Lambrecht, Michael Dean Smith and Ken Yonika qualify as an “audit committee financial expert,” as defined by Item 407(d)(5) of Regulation S-K.

Our board of directors has affirmatively determined that each of Corey Lambrecht, Michael Dean Smith and Ken Yonika meet the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Nasdaq Capital Market rules.

Compensation Committee

Our board of directors has established the compensation committee for the purpose of reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers and directors. The compensation committee is responsible for, among other matters:

●	reviewing key employee compensation goals, policies, plans and programs;

●	reviewing and approving the compensation of our directors and executive officers;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	appointing and overseeing any compensation consultants or advisors.

Our compensation committee consists of Ken Yonika, Corey Lambrecht, and Michael Dean Smith. Corey Lambrecht serves as the chairman. In determining that each of Corey Lambrecht, Michael Dean Smith and Ken Yonika qualify as an “independent director” pursuant to Rule 10A-3 of the Exchange Act, the board of directors also considered all factors required by Rule 5605(d)(2)(A) and any other applicable regulations or rules promulgated by the SEC and the Nasdaq Capital Market rules relating to compensation committee composition.

Nominating and Corporate Governance Committee

Our board of directors has established the nominating and corporate governance committee for the purpose of assisting the board in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring the process to assess board effectiveness. Our nominating committee consists of Michael Dean Smith, Ken Yonika, and Corey Lambrecht. Michael Dean Smith serves as the chairman.

Board Leadership Structure

Our Board has not adopted a formal policy regarding the separation of the offices of Chief Executive Officer and Chairman of the Board. Rather, the Board believes that different leadership structures may be appropriate for the Company at different times and under different circumstances, and it prefers flexibility in making this decision based on its evaluation of the relevant facts at any given time.

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In December 2014, Mr. Ross was appointed as Chief Executive Officer and became Executive Chairman. Under our current Board leadership structure, the Chief Executive Officer is responsible for the day-to-day leadership and performance of the Company. Mr. Grau, our President, focuses on allocation of resources.

Risk Oversight

Our board of directors will oversee a company-wide approach to risk management. Our board of directors will determine the appropriate risk level for us generally, assess the specific risks faced by us and review the steps taken by management to manage those risks. While our board of directors will have ultimate oversight responsibility for the risk management process, its committees will oversee risk in certain specified areas.

Specifically, our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our audit committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors is responsible for overseeing the management of risks associated with the independence of our board of directors.

Code of Business Conduct and Ethics

Our board of directors adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. A copy of this code will be available on our website. We intend to disclose on our website any amendments to the Code of Business Conduct and Ethics and any waivers of the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past 10 years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders. Although there are many other factors, the Board primarily focuses on public company board experience, knowledge of the safes and concealed self-defense products industry, or background in finance or technology, and experience operating growing businesses.

Communication with our Board

Although the Company does not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at American Rebel Holdings, Inc., at 909 18th Avenue South, Suite A, Nashville, TN, 37212, Attention: Corporate Secretary. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

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Nominations to the Board of Directors

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders, diversity, and personal integrity and judgment.

In addition, directors must have time available to devote to Board activities and to enhance their knowledge in the growing business. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

Director Nominations

As of December 31, 2021, we did not make any material changes to the procedures by which our stockholders may recommend nominees to our Board. In February of 2022, we elected two new members to the board of directors, Messrs. Smith and Yonika.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board and the board or compensation committee of any other company, nor has any interlocking relationship existed in the past.

EXECUTIVE COMPENSATION

General Philosophy

During fiscal 2021 and 2020, our board was solely responsible for establishing and administering our executive and director compensation plans. In 2022, the compensation committee of the board of directors will be responsible for establishing and administering our executive and director compensation plans.

Executive Compensation

The following table sets forth the compensation we paid to our current executive officer(s) during the fiscal years ended December 31, 2021, and 2020, respectively:

SUMMARY COMPENSATION TABLE
Name and		Salary	Bonus	Stock Awards		All Other Compensation		Total
principal position	Year	($)	($)	($)		($)		($)
(a)	(b)	(c)	(d)	(e)		(i)		(j)
Charles A. Ross, Jr. (1)	2021	200,000	-	393,490	(2)	-		593,490
CEO	2020	-	-	-		180,250	(3)	180,250

Doug E. Grau(4)	2021	120,000	-	393,490	(2)	-		513,490
President	2020	-	-	-		120,000	(3)	120,000

Ronald A. Smith(5)	2021	-	-	247,000	(5)	-		247,000
COO

(1)	During the year ended December 31, 2020, the Company had no formal employment arrangement with Mr. Ross for services. Mr. Ross’ compensation was not based on any percentage calculations. The board made all decisions determining the amount and timing of payment for his compensation. On January 1, 2021, the Company entered into a five-year employment agreement with Mr. Ross, with a base annual salary of $180,000.
(2)	Deemed value of 26,813 shares of common stock issued on March 24, 2021 pursuant to the LTIP, 50,000 shares of common stock issued on April 9, 2021 pursuant to an employment agreement, and 9,416 shares of common stock issued on August 3, 2021 pursuant to the LTIP.
(3)	Represents cash compensation paid to the named executive officer.
(4)	Mr. Grau was appointed as President on February 12, 2020. Prior to such appointment, Mr. Grau worked for the Company as a non-executive officer. On January 1, 2021, the Company entered into a five-year employment agreement with Mr. Grau, with a base annual salary of $120,000.
(5)	Mr. Smith was appointed as COO and the Company entered into a two-year employment agreement with Mr. Smith on April 9, 2021, with no cash salary; however, Mr. Smith was issued 59,375 shares of common stock, with a deemed value of $247,000, pursuant to the employment agreement.

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Employment Agreements

Effective January 1, 2021, the Registrant entered into employment agreements with Charles A. Ross, Jr., its CEO, and Doug E. Grau, its President. These agreements were amended in April of 2021. Further, on April 9, 2021, the Registrant entered into an employment agreement with Ronald A. Smith, its COO.

Charles A. Ross, Jr. Employment Agreement and Amendment -

In general, Mr. Ross’ employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites.

The original term of Mr. Ross’ employment agreement runs from January 1, 2021 until December 31, 2025.

Mr. Ross’ employment agreement provides for an initial annual base salary of $180,000, which may be adjusted by the board of directors of the Registrant.

In addition, Mr. Ross is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the Registrant’s board of directors.

Further, the Registrant granted and issued Mr. Ross 50,000 shares of Series A - Super Voting Convertible Preferred Stock. Pursuant to the amendment to his employment agreement, the Registrant issued 50,000 shares of common stock to Mr. Ross.

In the event of a termination of employment with the Registrant by the Registrant without “cause” or by Mr. Ross for “Good Reason” (as defined in the employment agreement), Mr. Ross would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to 12-months base salary; and (iii) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of employment with the Registrant by the Registrant for “cause” (as defined in the employment agreement), by reason of incapacity, disability or death, Mr. Ross, or his estate, would receive a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment, disability or death.

In the event of a termination of Mr. Ross’ employment with the Registrant by reason of change in control (as defined in the employment agreement), Mr. Ross, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to twelve (12) months Salary plus 100% of his prior year’s Bonus; and (iii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

The above description of Mr. Ross’ employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which was attached as Exhibit 10.2 to the Form 8-K filed on March 2, 2021. A copy of the amendment to Mr. Ross’ employment agreement was attached as Exhibit 10.42 to the Form 10-K filed on May 17, 2021.

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Doug E. Grau Employment Agreement and Amendment -

In general, Mr. Grau’s employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites.

The original term of Mr. Grau’s employment agreement runs from January 1, 2021 until December 31, 2025.

Mr. Grau’s employment agreement provides for an initial annual base salary of $120,000, which may be adjusted by the board of directors of the Registrant.

In addition, Mr. Grau is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the Registrant’s board of directors.

Further, the Registrant granted and issued Mr. Grau 50,000 shares of Series A - Super Voting Convertible Preferred Stock. Pursuant to the amendment to his employment agreement, the Registrant issued 50,000 shares of common stock to Mr. Grau.

In the event of a termination of employment with the Registrant by the Registrant without “cause” or by Mr. Grau for “Good Reason” (as defined in the employment agreement), Mr. Grau would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to 12-months base salary; and (iii) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of employment with the Registrant by the Registrant for “cause” (as defined in the employment agreement), by reason of incapacity, disability or death, Mr. Grau, or his estate, would receive a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment, disability or death.

In the event of a termination of Mr. Grau’s employment with the Registrant by reason of change in control (as defined in the employment agreement), Mr. Grau, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to twelve (12) months Salary plus 100% of his prior year’s Bonus; and (iii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

The above description of Mr. Grau’s employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which was attached as Exhibit 10.2 to the Form 8-K filed on March 2, 2021. A copy of the amendment to Mr. Grau’s employment agreement was attached as Exhibit 10.43 to the Form 10-K filed on May 17, 2021.

Ronald A. Smith Employment Agreement -

In general, Mr. Smith’s employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites.

The original term of Mr. Smith’s employment agreement runs from April 9, 2021 until March 31, 2023.

Mr. Smith will not be paid a salary for his services.

In addition, Mr. Smith is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the Registrant’s board of directors.

Further, the Registrant issued 59,375 shares of common stock to Mr. Smith.

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In the event of a termination of employment with the Registrant by the Registrant without “cause” or by Mr. Smith for “Good Reason” (as defined in the employment agreement), Mr. Smith would receive immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of Mr. Smith’s employment with the Registrant by reason of change in control (as defined in the employment agreement), Mr. Smith, would receive: (i) a lump sum payment equal to 100% of his prior year’s Bonus; and (ii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

The above description of Mr. Smith’s employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which was attached as Exhibit 10.40 to the Form 10-K filed on May 17, 2021.

Options Exercised and Stock Vested Table

None of the named executive officers exercised any stock options, nor were there any restricted stock units held by our named executive officers vested, during the fiscal years ended December 31, 2021, and December 31, 2010.

Outstanding Equity Awards at Fiscal Year-end Table

None of the named executive officers held any unexercised options and unvested stock awards previously awarded as of December 31, 2021.

Potential Payments upon Termination or Change-in-Control

SEC regulations state that we must disclose information regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the company. During the year ended December 31, 2020, we did not have any employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control. However, on January 1, 2021, we entered into employment agreements with Charles A. Ross, Jr. and Doug E. Grau and on April 9, 2021, we entered into an employment agreement with Ronald A. Smith. All of these agreements provide for certain payments to be made in the event of a termination of their employment agreements by reason of change in control (as defined in the employment agreements). Each of them would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment (not applicable to Smith as he receives no salary); (ii) a lump sum payment equal to twelve (12) months Salary (not applicable to Smith as he receives no salary) plus 100% of his prior year’s bonus; and (iii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

Retirement Plans

We do not offer any annuity, pension, or retirement benefits to be paid to any of our officers, directors, or employees in the event of retirement.

Compensation of Directors

During the year ended December 31, 2021, we did not have any standard arrangement for compensation of our directors for any services provided as a director, including services for committee participation or for special assignments. In March of 2022, our board adopted compensation for non-employee directors. Non-employee directors receive compensation of $60,000 per year of service, payable in restricted shares of common stock, and are paid nominal cash fees and reimbursed for costs for director and committee meetings.

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ACTION 2. APPROVAL OF ARMISTICE PRIVATE PLACEMENT

On July 12, 2022, we entered into a securities purchase agreement (the “Purchase Agreement”) with Armistice Capital Master Fund Ltd. (“Armistice”) for the purchase and sale of $12,887,976.31 of securities, consisting of (i) 509,311 shares of Common Stock at $1.11 per share, (ii) prefunded warrants that are exercisable into 11,202,401 shares of Common Stock at $1.10 per prefunded warrant, and (iii) immediately exercisable warrants to purchase up to 23,423,424 shares of Common Stock at an initial exercise price of $0.86 per share, subject to adjustments as set forth therein, and will expire five years from the date of issuance.

We utilized the net proceeds from the private placement primarily to fund the acquisition of Champion Safe and its related entities, as well as for general working capital and administrative purposes.

For more information on the Purchase Agreement, or to review a copy of the Purchase Agreement, please see the Company’s Form 8-K filed with the SEC on July 8, 2022.

The Purchase Agreement requires us to obtain stockholder approval of the Armistice private placement transaction to ensure compliance with Nasdaq Listing Rule 5635(d).

NASDAQ Listing Rules

Because our common stock is traded on The NASDAQ Capital Market, we are subject to the Nasdaq Listing Rules, including Listing Rule 5635(d).

Pursuant to Listing Rule 5635(d) stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

We had 5,250,632 shares of Common Stock outstanding immediately prior to the Armistice private placement described above, 20% of which is 1,050,127 shares.

ACTION 3. APPROVAL OF REVERSE STOCK SPLIT

The Board recommended and the Voting Stockholders approved an amendment to American Rebel’s Articles of Incorporation to effectuate a Reverse Stock Split at an exchange ratio of up to one-for-25 (or more plainly stated, up to every twenty-five existing shares would be exchanged for one new share) as the Board may determine.

The Reverse Stock Split will have no effect on the par value of American Rebel’s Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. The proposed form of amendment to American Rebel’s Articles of Incorporation to implement the Reverse Stock Split is attached to this Information Statement as Appendix A.

American Rebel’s Common Stock is currently quoted on the Nasdaq Capital Market under the symbol “AREB”.

The Board may elect not to implement the approved Reverse Stock Split at its sole discretion. The Board has the maximum flexibility to react to current market conditions and to therefore achieve the purposes of the Reverse Stock Split, if implemented, and to act in the best interests of American Rebel and its stockholders.

American Rebel’s Board intends to effectuate the Reverse Stock Split in order to maintain its listing on Nasdaq as described below or at any time within the following twelve months (the “Effective Time”).

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Purpose of the Reverse Stock Split

The primary purpose of implementing the reverse stock split would be to raise the per share trading price of our common stock. In particular, this will help us to maintain the listing of our common stock on the Nasdaq Capital Market.

Our common stock is listed on the Nasdaq Capital Market, which has as one of its continued listing requirements a minimum bid price of at least $1.00 per share. Recently our common stock has traded significantly below $1.00 per share. On June 28, 2022, we received a letter from The Nasdaq Stock Market LLC indicating that we failed to comply with the minimum bid price requirement, and that we have been provided with a 180-day grace period (which expires on December 27, 2022) to regain compliance. If we are not in compliance by December 27, 2022, we may be afforded a second 180-day period to regain compliance. We will regain compliance if the bid price of our common stock closes at $1.00 per share or more for a minimum of ten consecutive trading days. The reverse stock split proposal is intended primarily to increase our per share bid price and satisfy the Nasdaq Capital Market continued listing requirement. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that we will be able to meet or maintain a bid price over the minimum bid price requirement for continued listing on the Nasdaq Capital Market or any other exchange.

Delisting from the Nasdaq Capital Market may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

If we are delisted from the Nasdaq Capital Market and we are not able to list our common stock on another exchange, our common stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:

●	a limited availability of market quotations for our securities;
●	a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and little or no analyst coverage of our company;
●	we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and
●	a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

In addition, an increase in the per share trading value of our common stock would be beneficial because it would:

●	improve the perception of our common stock as an investment security;
●	reset our stock price to more normalized trading levels in the face of potentially extended market dislocations;
●	assist with future potential capital raises;
●	appeal to a broader range of investors to generate greater investor interest in us; and
●	reduce stockholder transaction costs because investors would pay lower commissions to trade a fixed dollar amount of our stock if our stock price were higher than they would if our stock price were lower.

You should consider that, although our Board believes that a reverse stock split will in fact increase the trading price of our common stock, in many cases, because of variables outside of our control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment), the market price of our Common Stock may in fact decline in value after effecting the Reverse Stock Split. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company. However, should the overall value of our Common Stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

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Effects of the Reverse Stock Split

Reduction of Shares Held by Individual Stockholders. After the Effective Date each Common Stockholder will own fewer shares of American Rebel’s Common Stock. However, the Reverse Stock Split will affect all of the Common Stockholders uniformly and will not affect any Common Stockholder’s percentage ownership interests in American Rebel, except to the extent that the Reverse Stock Split results in any of its stockholders owning a fractional share as described below. Any fractional share shall be rounded up to the nearest whole share. Further any stockholder as of the Effective Date who owns at least 100 shares will not own less than 100 shares as a result of the Reverse Stock Split.

Change in Number and Exercise Price of Employee and Equity Awards. The Reverse Stock Split will reduce the number of shares of Common Stock available for issuance under American Rebel’s equity compensation arrangements in proportion to the split ratio. Under the terms of its outstanding equity and option awards, the Reverse Stock Split will cause a reduction in the number of shares of Common Stock issuable upon exercise or vesting of such awards in proportion to the split ratio of the Reverse Stock Split which is ultimately approved by the Board and will cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares of Common Stock issuable upon exercise or vesting of stock option awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. Warrant and other convertible security holders, if any, will also see a similar reduction of the number of shares such instruments are convertible into stock option holders described above.

Authorized Shares of Common Stock. The Reverse Stock Split, if implemented, would not change the number of authorized shares of the Common Stock as designated by American Rebel’s Articles of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance under American Rebel’s authorized shares of Common Stock would increase.

The additional shares of Common Stock that would become available for issuance if the Reverse Stock Split is implemented could also be used by American Rebel’s management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the proposed Reverse Stock Split has been prompted by business and financial considerations, stockholders nevertheless should be aware that this action could facilitate future efforts by American Rebel’s management to deter or prevent a change in control.

American Rebel has no current specific plans for the issuance of the Common Stock, which would become newly available as a result of the Reverse Stock Split. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of American Rebel’s Common Stock.

Other Effects on Outstanding Shares. If the Reverse Stock Split is implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the Reverse Stock Split. Each share of Common Stock issued pursuant to the Reverse Stock Split would be fully paid and non-assessable.

No Effect on Preferred Stock Voting. The voting rights attributed to the Series A Preferred shall remain unaffected by the Reverse Stock Split, if implemented, (each share of Series A Preferred shall continue to have 1,000:1 voting rights).

Regulatory Effects. American Rebel’s Common Stock is currently registered under Section 12(b) of the Exchange Act, and is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or American Rebel’s obligation to publicly file financial and other information with the SEC. If the Reverse Stock Split is implemented in order to maintain its Nasdaq listing, American Rebel’s Common Stock will continue to trade on the Nasdaq Capital Market.

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In addition to the above, the Reverse Stock Split will have the following effects upon American Rebel’s Common Stock:

●	The number of shares owned by each holder of Common Stock will be reduced, except no current owner of 100 or more shares will be reduced to less than 100 shares;

●	The per share loss and net book value of American Rebel’s Common Stock will be increased because there will be a lesser number of shares of its Common Stock outstanding;

●	The par value of the Common Stock will remain $0.001 per share;

●	The stated capital on American Rebel’s balance sheet attributable to the Common Stock will be decreased and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased; and

●	All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of Common Stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of Common Stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split.

Shares of Common Stock after the Reverse Stock Split will be fully paid and non-assessable. The amendment will not change any of the other the terms of American Rebel’s Common Stock or Preferred Stock. The shares of Common Stock after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of Common Stock prior to the Reverse Stock Split.

Once American Rebel implements the Reverse Stock Split, the share certificates representing the shares will continue to be valid. In the future, new share certificates will be issued reflecting the Reverse Stock Split, but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur without any further action on the part of American Rebel’s stockholders. After the Effective Date each share certificate representing the shares prior to the Reverse Stock Split will be deemed to represent a smaller number of shares than the number presently shown on the certificate.

The actual number of outstanding shares of American Rebel’s Common Stock after giving effect to the Reverse Stock Split, if and when effected will depend on the number of issued and outstanding shares at the time the Reverse Stock Split is effected and the Reverse Stock Split ratio that is ultimately determined by the Board. The table below shows the Reverse Stock Split ratio and the approximate number of authorized shares of Common Stock to be outstanding for various reverse split ratios:

Reverse Stock Split Ratio	Outstanding Shares Before Reverse Stock Split(1)	Outstanding Shares After Reverse Stock Split(2)
1-for-5	16,930,517	3,386,104
1-for-10	16,930,517	1,693,052
1-for-15	16,930,517	1,128,702
1-for-20	16,930,517	846,526
1-for-25	16,930,517	677,221

(1)	Does not account for the additional issuance of shares of Common Stock after the date hereof as the result of future financings, conversion of outstanding derivative securities or other issuances, which may be substantial.

(2)	Does not account for fractional share rounding or the qualification that a stockholder who owns at least 100 shares will continue to own at least 100 shares.

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Certificates representing the shares after the Reverse Stock Split will be issued in due course as share certificates representing shares prior to the Reverse Stock Split are tendered for exchange or transfer to American Rebel’s transfer agent. American Rebel request that stockholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing new shares following the Reverse Stock Split that are issued in exchange for share certificates issued prior to the Reverse Stock Split representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new shares after the Reverse Stock Split, the time period during which a stockholder has held their existing pre-Reverse Stock Split old shares will be included in the total holding period.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing of the amendment to the Articles of Incorporation with the Nevada Secretary of State. The timing of the filing of the amendment that will effectuate the Reverse Stock Split will be determined by the Board, at any time within 12 months, based on its evaluation as to when such action will be the most advantageous to American Rebel and its stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment, the Board, in its sole discretion, determines that it is no longer in American Rebel’s best interest and the best interests of its stockholders to proceed with the Reverse Stock Split. If the amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of twelve months from the Record Date, the Board will abandon the Reverse Stock Split.

After the filing of the amendment, American Rebel’s Common Stock will have a new CUSIP number, which is a number used to identify its equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

As soon as practicable after the Reverse Stock Split American Rebel’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., stockholders who hold their shares directly in their own name and not through a broker). Record holders of pre-Reverse Stock Split shares will be asked to surrender to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by American Rebel. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

For street name holders of pre-Reverse Stock Split shares (i.e., stockholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the Effective Date.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No service charges, brokerage commissions or transfer taxes will be payable by any stockholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to American Rebel’s satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

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Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will receive a number of shares rounded up to the nearest whole share.

Accounting Matters

The par value per share of American Rebel’s Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the Effective Date, the stated capital on American Rebel’s consolidated balance sheet attributable to Common Stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. American Rebel does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences

Each stockholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only stockholders who hold the pre-Reverse Stock Split shares and post-Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, American Rebel has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a stockholder generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this information statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by American Rebel in furtherance of the Reverse Stock Split on the terms described herein and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

No Appraisal Rights

Under NRS, stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Articles of Incorporation to effectuate the Reverse Stock Split.

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Anti-Takeover Effects of the Reverse Stock Split

The overall effect of the Reverse Stock Split may be to render more difficult the accomplishment of mergers or the assumption of control by a principal stockholder and thus make the removal of management more difficult.

The effective increase in American Rebel’s authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by the Board to thwart a takeover attempt. The over-all effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of American Rebel’s securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to stockholders. The Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate American Rebel’s securities or to obtain control of American Rebel by means of a merger, tender offer, solicitation or otherwise.

Additionally, the Reverse Stock Split is not being conducted in an effort to take American Rebel private.

The form of amendment to Article VI of the Articles of Incorporation is attached as Appendix A to this proxy statement.

ACTION 4. RATIFY the appointment of bf BORGERS CPA, P.C. as auditors for the next year

American Rebel’s board of directors selected BF Borgers CPA, P.C. (“BF Borgers”) as its independent auditor for the current fiscal year ended December 31, 2022, and the Written Consent ratified that selection.

The following table presents the fees for professional audit services rendered by BF Borgers for the audit of American Rebel’s annual financial statements for the fiscal year ended December 31, 2021, and December 31, 2020 and fees billed for other services rendered by BF Borgers during those periods. All services reflected in the following fee table for 2021 and 2020 were pre-approved, respectively, in accordance with the policy of the Board.

	December 31, 2021	December 31, 2020
Audit fees (1)	$37,000	$37,000
Audit-related fees	-	-
Tax fees	-	-
All other fees(2)	18,900	-
Total Fees	$55,900	$37,000

Notes:

(1)	Audit fees consist of audit and review services, consent and review of documents filed with the SEC. For fiscal year ended December 31, 2021 and December 31, 2020.
(2)	Comfort letter and consent to use audited financial statements in additional filings related to underwritten public offering.

In its capacity, the audit committee of the Board pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The committee will annually approve the scope and fee estimates for the year-end audit to be performed by the Company’s independent auditors for the fiscal year. With respect to other permitted services, the committee pre-approves specific engagements, projects and categories of services on a fiscal year basis, subject to individual project and annual maximums. To date, the Company has not engaged its auditors to perform any non-audit related services.

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OTHER MATTERS

Annual Report

A copy of the 2021 Form 10-K report as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to stockholders without charge upon written request to American Rebel Holdings, Inc. Attention: Doug Grau, President, 909 18th Avenue South, Suite A, Nashville, Tennessee 37212. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of American Rebel on December 9, 2022. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees. The 2021 Form 10-K is also available through the Securities and Exchange Commission’s website free of charge (www.sec.gov).

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2023 Annual Meeting must be received by American Rebel by February 1, 2023. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Exchange Act. It is suggested the proposal be submitted by certified mail — return receipt requested. Stockholders who intend to present a proposal at the 2023 Annual Meeting without including such proposal in American Rebel’s proxy statement must provide American Rebel notice of such proposal no later than April 1, 2023. American Rebel reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

One set of information statement materials will be delivered to multiple stockholders sharing an address unless the affected stockholders have submitted contrary instructions. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you no longer wish to participate in “householding” and would prefer to receive a separate set of information statement materials, please notify your broker or American Rebel. Stockholders who currently receive multiple copies of the information statement materials at their addresses and would like to request “householding” of their communications should contact their brokers or American Rebel. Please direct your written request in this regard to American Rebel at 909 18th Avenue South, Suite A, Nashville, Tennessee 37212.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about American Rebel. American Rebel cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that it cannot predict. In addition, American Rebel has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what American Rebel has expressed or forecast in the forward-looking statements. You should rely only on the information American Rebel has provided in this Information Statement. American Rebel has not authorized any person to provide information other than that provided herein. American Rebel has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

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Where You Can Find More Information

American Rebel files annual, quarterly and special reports and other information with the SEC that can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0405. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. American Rebel’s filings are also available through the SEC’s Electronic Data Gathering Analysis and Retrieval System which is publicly available through the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the public reference section of the SEC at 100 F Street, N.E., Room 1850, Washington, D.C. 20549-0405 at prescribed rates.

Stockholders may obtain documents by requesting them in writing or by telephone (833) 267-3235 from American Rebel at the following address: 909 18th Avenue South, Suite A, Nashville, Tennessee 37212.

This information statement is dated December 14, 2022. You should not assume that the information contained in this information statement is accurate as of any date other than that date.

AMERICAN REBEL IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT

REQUESTED TO SEND AMERICAN REBEL A PROXY

Yours truly,

/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr., Chairman

Nashville, Tennessee
December 14, 2022

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APPENDIX A – Amendment to Articles for Reverse Stock Split

Article VI – Capital Stock shall be amended to add the following section:

Section 6. Second Reverse Stock Split. Effective upon the filing of this Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of Nevada (the “Second Effective Time”), the shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Second Effective Time (the “Second Old Common Stock”), will be automatically reclassified as and combined into shares of Common Stock (the “Second New Common Stock”) such that each _____ shares of Second Old Common Stock shall be reclassified as and combined into one share of Second New Common Stock. Notwithstanding the previous sentence, no fractional shares of Second New Common Stock shall be issued to the holders of record of Second Old Common Stock in connection with the foregoing reclassification of shares of Second Old Common Stock. Stockholders who, immediately prior to the Second Effective Time, own a number of shares of Second Old Common Stock, which is not evenly divisible by 100 shall, with respect to such fractional interest, be entitled to receive one (1) whole share of Common Stock in lieu of a fraction of a share of Second New Common Stock. Each stock certificate that, immediately prior to the Second Effective Time represented shares of Second Old Common Stock shall, from and after the Second Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Second New Common Stock into which the shares of Second Old Common Stock represented by such certificate shall have been reclassified; provided, however, that each holder of record of a certificate that represented shares of Second Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Second New Common Stock into which the shares of Second Old Common Stock represented by such certificate shall have been reclassified as set forth above. In conjunction with the Second Reverse Stock Split, no stockholder holding at least a round lot (100 shares) prior to the Second Reverse Stock Split shall have less than one round lot (100 shares) after the Second Reverse Stock Split.

A-1